Calvert Variable Series, Inc.
Calvert Social Portfolios

Semi-Annual Report
June 30, 1998

Calvert Variable Series, Inc.
Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Broader economic trends strongly impacted the money markets over the preceding six-month period. The domestic economy continued to expand while market watchers speculated about the potential impact of the Asian financial crisis. Most areas of the economy-notably the labor markets and housing sector-pointed to continued strength. A slowdown among agricultural and manufacturing groups helped to restrain the pace.

In determining its next move, the Federal Reserve will continue to weigh the strength of the domestic economy against the dampening effects of the meltdown in Asian currencies and markets. As long as inflation remains tame, the Federal Reserve will likely remain on the sidelines and assume the financial Asian crisis is acting as a drag on the domestic economy. If a slowdown fails to materialize, the Fed may be forced to play catch-up and move quickly to pre-empt inflation.

Performance and Strategy
Your Portfolio returned 2.55% for the year to date, slightly above the 2.54% return for the average variable annuity money market fund tracked by Lipper Analytical Services, Inc.*

When the yield curve is flat, you gain very little additional yield by extending maturity. Rather than commit assets for a longer time only to win a marginally higher yield, we're keeping the Portfolio's maturity short and seeking higher yields from non-traditional money market eligible securities. These include variable rate demand notes backed by letters of credit from commercial banks.

Ironically, the robust economy has created a challenging environment for money market managers. Thanks in part to the strong stock market performance, the US Treasury has received tax payments exceeding expectations and has consequently been able to pay down debt on a rolling basis. The Treasury paydown has meant there have been fewer Treasury securities available for purchase. Level demand in the face of decreasing supply has put downward pressure on yields. This combined with the Federal Reserve's current neutral monetary policy has meant that many short-term money market eligible securities have traded at yields which are below the current Federal Funds target rate of 5.50%.

Outlook
We anticipate that many of the trends that have affected the market over the preceding six months will continue to impact the market in the months ahead. Over the course of the next quarter a clearer consensus on the direction of the economy is likely to emerge and the credit markets will begin to price in expectations of the Federal Reserve's next move. In addition, the Treasury has announced that it will be

*The Portfolio's total return does not reflect the charges and expenses of the variable annuity product.

increasing the total dollar amount of certain shorter maturity Treasury bills being auctioned in the future and this may help to ease the shortage of money market eligible securities. It remains to be seen whether this will significantly offset the effect of the overall pay down. Over the near term, we still anticipate that tight supply will continue to affect money market rates relative to the Federal Funds rate.

We appreciate your confidence in Calvert Group and look forward to continuing to help you meet your financial goals.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

July 21, 1998


Calvert Social Money Market Portfolio of Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

Money Market Portfolio
Portfolio of Investments
June 30, 1998

                                                       Principal
Corporate Obligations - 73.0%                          Amount           Value

Alabama State Industrial Development Authority,
Mitchell Grocery, VRDN, 5.70%, 5/1/10, LOC:
Regions Bank*                                         $300,000       $300,000
Alabama State Industrial Development Authority,
Simcala, Inc., VRDN, 5.75%, 12/1/19, LOC:
Nationsbank*                                           310,000        310,000
Allegheny County, Pennsylvania Industrial
Development Revenue, VRDN, 5.75%, 7/1/27,
LOC: Dresdner Bank *                                   300,000        300,000
American Baptist Homes Certificate of Participation
VRDN, 6.25%, 10/1/27, LOC: Banque Nat'l de Paris*      400,000        400,000
Aspen Institute, Inc., VRDN, 5.79%, 12/1/04,
LOC: First National Bank of Maryland *                 240,000        240,000
Betters Group LP. VRDN, 5.75%, 2/1/12, LOC:
Century National Bank and Trust, Confirming
LOC: Mellon Bank *                                     400,000        400,000
Botsford General Hospital VRDN, 5.70%, 2/15/27,
LOC: Michigan National *                               400,000        400,000
Colorado Health Facilities Authority Revenue VRDN,
5.75%, 2/1/25, LOC: Kredietbank *                      250,000        250,000
Episcopal Health Services, Inc., VRDN, 5.65%,
3/1/28, LOC: Banque Paribas *                          250,000        250,000
Fed One Dayton VRDN, 6.55%, 8/1/09, LOC:
Bank One Ohio *                                        70,000          70,000
Health Midwest Ventures Group VRDN, 5.70%,
8/1/19, LOC: Bank of America *                         230,000        230,000
IPC Industries, Inc., VRDN, 5.75%, 10/1/11,
LOC: National Bank of Canada *                         400,000        400,000
La Mirada, California Industrial Development
Authority, Rykoff Sexton, VRDN, 5.70%, 12/1/26,
LOC: First National Bank of Chicago *                  300,000        300,000
Lexington Financial Services, LLC. VRDN,
5.70%, 3/1/27, LOC: LaSalle Bank *                     200,000        200,000
Liliha Partners, LP. VRDN, 5.85%, 8/1/24,
LOC: First Hawaiian Bank *                             400,000        400,000
Mahoning County, Ohio, International Towers,
VRDN, 6.06%, 11/1/98, LOC: PNC Bank *                  230,000        230,000
Massachusetts Nursing Homes LP. VRDN, 5.70%,
11/15/13, LOC: American National Bank and Trust*       250,000        250,000
Meriter Management Services, Inc., VRDN, 5.80%,
12/1/16, LOC: Firstar Bank *                           300,000        300,000
Montgomery County, Kentucky Industrial
Development Revenue, Fireblanking, VRDN,
5.75%, 8/1/06, LOC: Fleet Bank *                       224,000        224,000
Montgomery County, Pennsylvania Industrial
Development Revenue, Horsham Assoc., VRDN,
5.75%, 3/1/10, LOC: Corestates *                       180,000        180,000
Physicians Plus Medical Group VRDN, 5.75%, 8/1/16,
LOC: Marshall and llsley Bank *                        400,000        400,000
Pleasant Hill California Redevelopment Agency
VRDN, 5.75%, 8/1/26, LOC: Heller Financial,
Confirming LOC: Commerze Bank *                        250,000        250,000
San Jose Financing Authority Revenue VRDN,
6.30%, 12/1/25, LOC: Sumitomo Bank Ltd. *              300,000        300,000

                                                       Principal
Corporate Obligations - (Cont'd)                       Amount           Value

St. Paul, Minnesota Housing and Redevelopment
Authority, VRDN, 5.75%, 6/1/15, LOC: Credit
Local de France *                                      $300,000      $300,000
Sault Ste Marie, Michigan VRDN, 6.13%, 6/1/03,
LOC: First America Bank, MI *                          135,000        135,000
TLC Holdings, LLC. VRDN, 5.75%, 6/1/26,
LOC: Columbus Bank and Trust *                         250,000        250,000
W.L. Petrey Wholesale, Inc., Industrial Development
Bond VRDN, 5.75%, 3/1/11,
LOC: Southtrust Bank, AL *                             145,000        145,000
Virginia State Housing Development Authority,
VRDN, 5.55%, 1/1/47 *                                  200,000        200,000
Washington State Housing Finance Authority,
Glenbrook Apartments, VRDN, 5.75%, 7/1/29,
LOC: Bank One, AZ *                                    300,000        300,000
Whetstone Care Center, LLC. VRDN, 5.76%, 1/1/18,
LOC: Fifth Third Bank *                                300,000        300,000

Total Corporate Obligations (Cost $8,214,000)                       8,214,000

U.S. Government Agencies and
Instrumentalities - 11.3%

Federal Home Loan Mortgage Corp., 5.40%, 8/4/98        500,000        497,450
Federal Home Loan Mortgage Corp., 5.48%, 8/7/98        408,000        405,702
Federal National Mortgage Assn., 5.40%, 7/27/98        100,000         99,610
Federal National Mortgage Assn., 5.40%, 8/7/98         270,000        268,502

Total U.S. Government Agencies and Instrumentalities
         (Cost $1,271,264)                                          1,271,264

Municipal Obligations -7.7%

Gardena, California Certificates of Participation VRDN,
6.45%, 7/1/25, LOC: Sumitomo Trust and Banking,
Confirming LOC: Dai-Ichi Kango Bank *                  300,000        300,000
Texas State VRDN, 5.69%, 12/1/27, TOA: Citibank *      266,000        266,000
Village of Schaumberg, Illinois VRDN, 5.75%,
12/1/20, BPA: Credit Suisse *                          300,000        300,000

Total Municipal Obligations (Cost $866,000)                           866,000

Repurchase Agreements -7.5%

State Street Bank: 5.25%, dated 6/30/98, due 7/1/98
(Collateral: $902,281, FHLBB, 7.18%, 8/14/07)          850,000        850,000

Total Repurchase Agreements (Cost $850,000)                           850,000

         TOTAL INVESTMENTS (Cost $11,201,264) - 99.5%              11,201,264
         Other assets and liabilities, net - 0.5%                      56,846
         Net Assets - 100%                                        $11,258,110

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:
LOC: Letter of Credit
TOA: Tender Option Agreement
BPA: Bond-Purchase Agreement

Abbreviations:
VRDN: Variable Rate Demand Note

See notes to financial statements.

Money Market Portfolio
Statement of Assets and Liabilities
June 30, 1998

Assets
Investments in securities, at value                               $11,201,264
Cash                                                                   22,632
Interest receivable                                                    42,137
Other assets                                                               49
     Total assets                                                  11,266,082

Liabilities
Payable to Calvert Asset Management Company, Inc.                       4,133
Payable to Calvert Shareholder Services, Inc.                             269
Accrued expenses and other liabilities                                  3,570
     Total liabilities                                                  7,972
         Net assets                                               $11,258,110

Net Assets Consist of:
Par value and paid-in capital applicable to 11,262,142
shares of commonstock outstanding; $1 par value,
 35,000,000 shares authorized                                    $11,257,566
Undistributed net investment income (loss)                                544

         Net Assets                                               $11,258,110

         Net Asset Value per Share                                      $1.00

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Six Months Ended June 30, 1998

Net Investment Income
Investment Income
     Interest income                                                 $232,219
         Total investment income                                      232,219

Expenses
     Investment advisory fee                                           20,343
     Transfer agency fees and expenses                                  1,221
     Directors' fees and expenses                                         164
     Custodian fees                                                     3,393
     Registration fees                                                  1,355
     Reports to shareholders                                              465
     Professional fees                                                    436
     Miscellaneous                                                         73
         Total expenses                                                27,450
         Fees paid indirectly                                         (2,475)
              Net expenses                                             24,975

                  Net Investment Income                               207,244

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                          $207,244

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

                                                   Six Months      Year Ended
                                                   Ended June        December
Increase (Decrease) in Net Assets                  30, 1998          31, 1997
Operations
     Net investment income                           $207,244        $308,873

         Increase (Decrease) in Net Assets
         Resulting From Operations                   207,244          308,873

Distributions to shareholders from
     Net investment income                           (207,115)      (308,800)

Capital share transactions
     Shares sold                                     13,722,991    15,330,449
     Reinvestment of distributions                   205,535          308,800
     Shares redeemed                                 (8,912,429) (13,775,667)
         Total capital share transactions            5,016,097      1,863,582

Total Increase (Decrease) in Net Assets              5,016,226      1,863,655

Net Assets
Beginning of period                                  6,241,884      4,378,229
End of period (including undistributed net investment
income of $544 and $415, respectively)               11,258,110    $6,241,884

Capital Share Activity
Shares sold                                          13,722,991    15,330,449
Reinvestment of distributions                        205,535          308,800
Shares redeemed                                      (8,912,429) (13,775,667)
 Total capital share activity                        5,016,097      1,863,582

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: Calvert Social Money Market Portfolio (formerly, Calvert Responsibly Invested Money Market Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: All securities are valued at amortized cost, which approximates market.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

The cost of investments owned at June 30, 1998, was substantially the same for federal income tax and financial reporting purposes.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.

Money Market Portfolio
Financial Highlights

                                                   Periods Ended
                                            June 30,   Dec. 31,   Dec. 31,
                                            1998       1997       1996
Net asset value, beginning                  $1.00      $1.00      $1.00
Income from investment operations
     Net investment income                  .025       .051       .048
     Net realized gain (loss)               -          -          -
         Total from investment operations   .025       .051       .048
Distributions from
     Net investment income                  (.025)     (.051)     (.048)
Total increase (decrease) in net asset value           -          -    -
Net asset value, ending                     $1.00      $1.00      $1.00

Total return                                2.55%      5.20%      4.95%
Ratios to average net assets:
     Net investment income                  5.08%(a)   5.10%      4.82%
     Total expenses +                       .67%(a)    .69%       .75%
     Net expenses                           .61%(a)    .59%       .62%
     Expenses reimbursed                    -          -          -
Net assets, ending (in thousands)           $11,258    $6,242     $4,378
Number of shares outstanding,
     ending (in thousands)                  11,262     6,246      4,382


                                                     Years Ended
                                            Dec. 31,   Dec. 31,   Dec. 31,
                                            1995       1994       1993
Net asset value, beginning                  $1.00      $1.00      $1.00
Income from investment operations
     Net investment income                  .055       .039       .031
     Net realized gain (loss)               -          -          -
         Total from investment operations   .055       .039       .031
Distributions from
     Net investment income                  (.055)     (.039)     (.031)
Total increase (decrease) in net asset value           -          -    -
Net asset value, ending                     $1.00      $1.00      $1.00

Total return  5.37% 3.96% 3.09%
Ratios to average net assets:
     Net investment income                  5.23%      3.91%      3.07%
     Total expenses +                       .66%       NA         NA
     Net expenses                           .59%       .45%       -
     Expenses reimbursed                    -          .36%       .11%
Net assets, ending (in thousands)           $5,129     $6,479     $4,032
Number of shares outstanding,
     ending (in thousands)                  5,133      6,484      4,032

Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Managed by Awad & Associates

Dear Investor:

Stock market performance breaks neatly in half for the six-month period ending June 30, 1998. The market surged ahead for the first three months of the year then fell off for the second three. In both quarters, the performance leaders were large companies, such as those that comprise the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. This was the result of investors seeking safety in the most widely held and actively traded issues.

Performance and Strategy

Fund manager Awad & Associates continues to select companies with strong management, healthy balance sheets and growing cash flows whose stocks are trading at a discount to their intrinsic values. Seeking growing companies trading at reasonable prices was positive for performance during this period, as a value strategy led a strict growth approach within the small-cap sector.

The Portfolio also benefited from strong returns on some of its largest positions. New Horizons Worldwide, a holding company whose subsidiaries operate computer training centers, saw its share price trend higher after the company reported strong earnings and announced a recent acquisition. Telecommunications company Network Long Distance advanced due to a merger with IXC Communications. Fluke Corp., manufacturers of electronic test tools, appreciated on news of its recent acquisition by Danaher Corporation. Investors often react favorably to news of mergers or acquisitions because these events can open new markets and provide greater economies of scale.

Holdings of EA Industries, a contractual provider of electronic manufacturing services; the air treatment systems company ITEQ; and medical diagnostic equipment company Somanetics were a drag on performance. We continue to hold these positions as Awad & Associates' investment opinion remains favorable.

Line graph here showing comparison of change in value of a hypothetical of $10,000 investment from 4/1/95 to 6/30/98.

SMALL CAP GROWTH PORTFOLIO

Social Small Cap Growth Portfolio   $14,007
Russell 2000 Index TR -             $18,365


Average Annual Total Return, period ended 6.30.98

One Year                           12.17%
Since Inception                    10.76%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. For comparison purposes, Portfolio and Index performance since inception is shown from 3.31.95. Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

Outlook

While investors have continued to ignore small-cap stocks in favor of the perceived safety of large caps, the small-cap sector continues to offer better value. Consider that the price/earnings ratios for the S&P 500 and the Russell 2000 are similar, yet the expected growth rate for the Russell 2000 companies is nearly double that for the S&P 500 companies. This suggests investors in large caps are willing to pay considerably more for less growth potential. We don't think this imbalance can continue for much longer, and the focus will likely shift to small-cap stocks.

The companies in your Portfolio should continue to benefit from the strong domestic economy. We are enjoying a period of low inflation with moderate growth and a budget surplus. Consumer confidence remains high, though not over-stimulated. U.S. companies in general and small companies in particular are well positioned to take advantage of these strengths.

The Portfolio is off to a positive start in 1998, and we remain optimistic about the future. We own excellent companies selling at attractive prices; thus, we look forward to providing good returns during the second half of the year.

Thank you for your investment with Calvert Group.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

July 21, 1998


Calvert Social Mid Cap Growth Portfolio of Calvert Variable series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 1998

Equity Securities - 99.3%                 Shares     Value
Aerospace / Defense - 2.2%
Kellstrom Industries, Inc. *              3,000    $86,906
                                          86,906

Auto / Truck - 1.6%
Miller Industries, Inc. *                 8,500      65,875
                                                     65,875

Banks -  4.3%
Doral Financial Corp.                     10,000     175,000
                                                     175,000

Communications -  2.2%
Periphonics Corp. *                       7,000      87,938
                                                     87,938

Computer Services -  2.1%
Scansource, Inc. *                        4,500      86,625
                                                     86,625

Computer Technology -  2.6%
EA Industries, Inc. *                     8,000      24,500
Transact Technologies, Inc. *             9,000      79,875
                                                     104,375

Consulting Services - 3.8%
Comdisco, Inc.                            8,000      152,000
                                                     152,000

Consumer Products - 0.4%
Rubbermaid, Inc.                          500        16,594
                                                     16,594

Data Processing - 3.8%
National Data Corp.                       3,500      153,125
                                                     153,125

Drugs and Pharmaceuticals -  3.4%
Dynamic Healthcare Technologies *           11,000   21,312
Elan Corp. PLC, ADR *                       1,800    115,763
                                                     137,075

Electrical Equipment and
 Components -  2.5%
Ametek, Inc.                                3,500    102,594
                                                     102,594

Electronics -  1.4%
Eltron International, Inc. *                2,000    55,000
                                                     55,000

Equity Securities (Cont'd)                Shares     Value
Entertainment - 4.4%
Ascent Entertainment Group, Inc. *        5,000      $55,625
Cinar Films, Inc., Class B *              3,000      58,500
Gaylord Entertainment Co.                 2,000      64,500
                                                     178,625

Food - 4.3%
Corn Products International, Inc. *       3,000     101,625
Smucker (J.M.) Co., Class B               3,000      73,125
                                                     174,750

Health Care Facilities - 4.5%
Aviron *                                  2,500      77,969
Sun Healthcare Group, Inc. *              7,000      102,375
                                                     180,344

Health Care Management Services - 4.6%
American Retirement Corp. *               4,000      71,000
Health Management Systems, Inc. *         10,000    112,500
                                                     183,500

Hotel / Motel - 1.5%
Servico, Inc. *                           4,000      60,000
                                                     60,000

Household Furnishing - 0.1%
Heilig Meyers Co.                         500        6,156
                                                     6,156

Insurance -  0.8%
Gryphon Holdings, Inc. *                  2,000      33,000
                                                     33,000

Machinery and Engineering - 5.4%
JLG Industries, Inc.                      3,000      60,750
Middleby Corp. *                          4,000      24,500
Somanetics Corp. *                        6,000      20,625
Tokheim Corp. *                           5,400      110,700
                                                     216,575

Medical and Dental Instruments and
Supplies - 3.1%
Angeion Corp. *                           10,000     21,250
ATS Medical, Inc. *                       15,000     104,531
                                                     125,781

Medical Information Systems - 1.1%
Transitions Systems, Inc. *               4,000      42,500
                                                     42,500

Multi-Sector Companies - 3.5%
Annuity and Life Re Holdings *            4,000      88,500
Cunningham Graphics International, Inc. * 2,500      43,125
Excel Legacy Corp. *                      2,000      8,750

                                                     140,375

Equity Securities (Cont'd)                Shares     Value
Photography - 1.8%
Polaroid Corp.                            2,000      $71,125
                                                     71,125

Production Technology Equipment - 4.5%
Fluke Corp.                               5,500      180,812
                                                     180,812

Publishing - 6.4%
Houghton Mifflin Co.                      2,300      73,025
Wiley (John) &  Sons, Inc., Class A       3,050      185,669
                                                     258,694

Railroads -  1.7%
Genesee & Wyoming, Inc., Class A *        3,500      66,500
                                                     66,500

Real Estate Investment Trusts - 3.4%
LTC Properties, Inc.                      4,000      74,500
Mid Atlantic Realty Trust                 5,000      61,562
                                                     136,062

Retail - 6.6%
Syms Corp. *                              10,000     142,500
U.S. Vision, Inc. *                       10,000     123,750
                                                     266,250

Service Organizations - 8.0%
Iteq, Inc. *                              7,500      55,781
Lanvision Systems, Inc. *                 4,000      17,750
New Horizons Worldwide, Inc. *            7,000     136,500
Startek, Inc. *                           8,850      111,178
                                                     321,209

Telecommunications -  3.3%
IXC Communications, Inc. *                2,698     130,863
Sourcecom Corp., Series B, Preferred * +  1,500     0
                                                    130,863

Total Equity Securities (Cost $3,856,592)          3,996,228

TOTAL INVESTMENTS
(Cost $3,856,592) - 99.3%                          3,996,228
Other assets and liabilities, net - 0.7%           26,891
Net Assets - 100%                                  $4,023,119

+ restricted
* Non-income producing

See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998

Assets
Investments in securities, at value                           $3,996,228
Cash                                                          2,801
Receivable for shares purchased                               242,739
Dividends receivable                                          3,585
Other assets                                                  32
Total assets                                                  4,245,385

Liabilities
Payable to Bank                                               196,251
Payable for securities purchased                              21,625
Payable to Calvert Asset Management Company, Inc.             3,289
Payable to Calvert Administrative Services Company            332
Payable to Calvert Shareholder Services, Inc.                 99
Accrued expenses and other liabilities                        670
Total liabilities                                             222,266
Net assets                                                    $4,023,119

Net Assets Consist of:
Par value and paid-in capital applicable to 317,261
shares of common stock outstanding; $1 par value,
 5,000,000 shares authorized                                  $3,843,919
Undistributed net investment income (loss)                    11,795
Accumulated net realized gain (loss) on investments           27,769
Net unrealized appreciation (depreciation)
 on investments                                               139,636

Net Assets                                                    $4,023,119

Net Asset Value per Share                                     $12.68

See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six months Ended June 30, 1998

Net Investment Income
Investment Income
Interest income                                               $5,011
Dividend income                                               31,001
Total investment income                                       36,012

Expenses
Investment advisory fee                                       19,527
Transfer agent fees and expenses                              651
Directors' fees and expenses                                  93
Administrative fees                                           2,170
Resigtration fees                                             421
Custodian fees                                                5,134
Reports to shareholders                                       577
Professional fees                                             478
Miscellaneous                                                 51
Total expenses                                                29,102
Fees paid indirectly                                          (4,885)
Net expenses                                                  24,217

Net Investment Income (Loss)                                  11,795

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                      (16,710)
Change in unrealized appreciation or depreciation             235,555

Net Realized and Unrealized Gain
(Loss) on Investments                                         218,845

Increase (Decrease) in Net Assets
Resulting From Operations                                     $230,640


See notes to financial statements.

SMALL CAP GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                            six months ended  Year ended
                                            June 30,          December 31,
Increase (Decrease) in Net Assets           1998              1997

Operations
     Net investment income (loss)           $11,795           $(41,134)
     Net realized gain (loss)               (16,710)          464,860
     Change in unrealized appreciation
or depreciation                             235,555           (689,272)

Increase (Decrease) in Net Assets
 Resulting From Operations                  230,640           (265,546)

Distributions to shareholders from
     Net realized gain on investments        -                (372,337)
         Total distributions                 -                (372,337)

Capital share transactions
     Shares sold                            633,544           2,108,435
     Reinvestment of distributions           -                372,337
     Shares redeemed                        (987,484)         (727,112)
         Total capital share transactions   (353,940)         1,753,660

Total Increase (Decrease)
in Net Assets                                (123,300)        1,115,777

Net Assets
Beginning of period                         4,146,419         3,030,642
End of period (including undistributed
net investment income of $11,795 and $0,
respectively)                              $4,023,119        $4,146,419

Capital Share Activity
Shares sold                                 50,003            165,387
Reinvestment of distributions                -                31,002
Shares redeemed                             (77,768)          (58,203)
     Total capital share activity           (27,765)          138,186


See notes to financial statements.

Notes to Financial Statements

Note A  - Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (formerly, Calvert Responsibly Invested Strategic Growth Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B  - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor received a monthly fee based on an annual rate of .90% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly of
 .10% of the Portfolio's annual average daily net assets.
Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C  - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $1,559,902 and $1,577,706, respectively.

The cost of investments owned at June 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated ~$139,636, of which $524,068 related to appreciated securities and $384,432 related to depreciated securities.

Note D  - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had $196,251 outstanding borrowings at an interest rate of 6.875% at June 30, 1998.

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                Periods Ended
                                          June 30,        December 31,
                                          1998            1997
Net asset value, beginning                  $12.02        $14.65
Income from investment operations
     Net investment income                  .04           (.12)
     Net realized and unrealized
gain (loss)                                 .62          (1.32)
         Total from investment operations   .66           (1.44)
Distributions from
     Net investment income                   -             -
     Net realized gains                      -            (1.19)
         Total distributions                 -            (1.19)
Total increase (decrease)
in net asset value                           .66          (2.63)
Net asset value, ending                     $12.68        $12.02

Total return                                5.49%         (9.86%)
Ratios to average net assets:
     Net investment income                  .54%(a)       (1.19%)
     Total expenses +                       1.34%(a)      1.92%
     Net expenses                           1.12%(a)      1.61%
     Expenses reimbursed                     -            .18%
Portfolio turnover                          39%           292%
Average commission rate paid                $.0500        $.0502
Net assets, ending (in thousands)           $4,023        $4,146
Number of shares outstanding,
     ending (in thousands)                  317           345

                                            Years Ended
                                            December 31,  December 31,
                                          1996            1995*
Net asset value, beginning                  $10.94        $10.00
Income from investment operations
     Net investment income                  (.15)         .25
     Net realized and unrealized
gain (loss)                                  3.90         .93
         Total from investment operations   3.75          1.18
Distributions from
     Net investment income                   -            (.24)
     Net realized gains                     (.04)          -
         Total distributions                (.04)         (.24)
Total increase (decrease) in
 net asset value                             3.71           .94
Net asset value, ending                     $14.65        $10.94

Total return                                34.33%        9.65%
Ratios to average net assets:
     Net investment income                  (1.60%)       .43%(a)
     Total expenses +                       2.27%         2.17%(a)
     Net expenses                           1.81%         1.64%(a)
     Expenses reimbursed                    .20%          .20%(a)
Portfolio turnover                          120%          223%
Average commission rate paid                $.0499        NA
Net assets, ending (in thousands)           $3,031        $1,209
Number of shares outstanding,
     ending (in thousands)                  207           111


(a)   Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* From March 1, 1995
* NA Disclosure not applicable to prior periods.

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

For the six-month period ended June 30, 1998, the investment environment for stocks was generally favorable, supported by a fairly modest level of inflation, stable interest rates, and reasonable corporate profit growth. Investor concerns regarding the economic health of various countries in Asia contributed to increased volatility in the U.S. equity market. The technology sector, which is heavily populated with companies that both source and sell goods in Asia, appeared most susceptible to investor concerns. Small-company stocks generally lagged large-company issues, as investors sought a safe harbor in the most widely held and actively traded stocks.

Performance and Strategy
Our strong showing was due to Brown Capital Management's bias toward the largest companies in the mid-cap universe, above-index representation in some of the top performing industry groups, opportunistic buying and strong stock selection.

The Portfolio maintained hefty positions in technology and consumer cyclicals, two of the best performing industry groups. A number of the technology holdings slumped early in the period due to the Asian financial crisis, then rebounded sharply. Your Portfolio received the full benefit of the comeback, as managers had taken advantage of the volatility and added to positions at attractive prices.

The manager's best stock picks tended to come from the financial services sector and included ~T. Rowe Price Associates and Green Tree Financial.


Line graph here showing comparison of change in value of hypothetical $10,000 investment from 8/1/91 to 6/30/98.

Social Mid Cap Growth Portfolio - $26,585
S & P Mid Cap 400 Index TR - $31,986

Average Annual Total Return

One Year                   35.61%
Five Year                  17.72%
Since Inception (7.16.91)  15.03%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. For comparison purposes, Portfolio and Index performance since inception is shown from 7.31.91. Past performance does not indicate future results.

New Subadvisor's assumed management of the Portfolio effective December 1994.

Calvert Social Mid Cap Growth Portfolio of Calvert Variable series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Outlook

Brown Capital Management's outlook for the remainder of 1998 calls for a continuation of benign levels of inflation and fairly stable interest rates. This interest rate view is supported by the fact that economic weakness in Asia has to date kept the Fed on the sidelines and reduced the likelihood of a rate increase. The market appears fairly valued at current levels, so it would not be surprising to see the broader market trade in a fairly narrow range for a while. Valuations appear much more compelling for mid-cap and small-cap companies relative to large-cap companies. Stock market indices should begin to reflect this disparity.

We appreciate your choosing Calvert Group. Your portfolio managers will work to bring you continued good returns.

Sincerely,



Barbara J. Krumsiek
President and CEO

July 21, 1998


Calvert Social Mid Cap Growth Portfolio of Calvert Variable series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 1998

Equity Securities - 96.3%                 Shares     Value
Communication Equipment - 2.8%
ADC Telecommunications, Inc.              25,400     $927,894
                                                     927,894

Computer - Networking - 2.1%
Bay Networking, Inc.                      22,200     715,950
                                                     715,950

Computer - Peripherals - 2.9%
EMC Corp.                                 21,978     984,889
                                                     984,889

Computer - Hardware - 2.9%
Networks Associates, Inc.                 20,414     977,296
                                                     977,296

Computer - Software and Services - 16.0%
BMC Software, Inc.                        22,400     1,163,400
Microsoft Corp.                           6,200      671,925
Oracle Corp.                              20,505     503,654
Parametric Technology Corp.               21,400     580,475
Sterling Commerce, Inc.                   28,300     1,372,550
Sterling Software, Inc.                   37,300     1,102,681
                                                     5,394,685

Consumer Finance - 1.0%
Green Tree Financial Corp.                7,850      336,078
                                                     336,078

Consumer Staples - Miscellaneous - 1.4%
Quintiles Transnational Corp.             9,700      477,119
                                                     477,119

Distributors - Food and Health - 2.5%
Cardinal Health, Inc.                     9,000      843,750
                                                     843,750

Electrical Equipment - 4.7%
Belden, Inc.                              20,700     633,938
Solectron Corp.                           22,200     933,788
                                                     1,567,726

Electronics - Semiconductors - 1.6%
Altera Corp.                              18,500     546,906
                                                     546,906

Financial - Diversified - 1.8%
SLM Holding Corp.                         12,200     597,800
                                                     597,800

Equity Securities - (Cont'd)              Shares     Value
Health Care - Diversified - 1.4%
Johnson & Johnson                         6,300      $464,625
                                                     464,625

Health Care - Hospital Management - 1.8%
Health Management Associates,
Inc., Class A                             17,900     598,531
                                                     598,531

Health Care - Long Term Care - 1.9%
Health Care & Retirement  Corp.           16,050     632,972
                                                     632,972

Health Care - Medical Products
and Supplies - 2.0%
Boston Scienctific Corp.                  9,600      687,600
                                                     687,600

Health Care - Special Services - 2.9%
ALZA Corp.                                22,700     981,775
                                                     981,775

Home Building - 1.5%
Rouse Co.                                 15,500     487,281
                                                     487,281

Housewares - 1.5%
Newell Co.                                10,100     503,106
                                                     503,106

Insurance - Life and Health - 1.8%
AFLAC, Inc.                               19,900     603,219
                                                     603,219

Investment - Banking / Brokerage - 1.6%
Franklin Resources, Inc.                  9,786      528,444
                                                     528,444

Investment Management - 3.1%
T. Rowe Price  Associates, Inc.           28,000   1,051,750
                                                   1,051,750

Leisure Time - Products - 2.6%
Harley Davidson, Inc.                     22,600     875,750
                                                     875,750

Natural Gas - 2.9%
MCN Energy Group, Inc.                    39,200     975,100
                                                     975,100

Oil and Gas - Equipment - 1.5%
Smith International, Inc.                 14,300     497,819
                                                     497,819

Equity Securities - (Cont'd)              Shares     Value
Restaurants - 2.0%
Cheesecake Factory, Inc.                  29,700     $671,962
                                                     671,962

Retail - Building Supplies - 3.8%
Fastenal Co.                              21,000     975,188
Home Depot, Inc.                          3,750      311,484
                                                    1,286,672

Retail - Department Stores - 1.6%
Kohls Corp.                               10,100     523,938
                                                     523,938

Retail - Discounters - 1.4%
Dollar General Corp.                      12,251     484,680
                                                     484,680

Retail - Specialty - 5.2%
Autozone, Inc.                            32,200    1,028,388
Caseys General Stores, Inc.               43,400    718,812
                                                    1,747,200

Services - Advertising and Marketing - 4.7%
Acxiom Corp.                              34,900     870,319
Catalina Marketing Corp.                  13,800     716,738
                                                   1,587,057

Services - Commercial and Consumer - 2.6%
G & K Services, Inc., Class A               20,400   889,950
                                                     889,950

Services - Data Processing - 6.3%
Equifax, Inc.                             22,900     831,556
Fiserv, Inc.                              9,800      416,194
Paychex, Inc.                             21,900     891,056
                                                   2,138,806

Services - Employment - 2.5%
Interim Services, Inc. *                  8,900      285,912
Robert Half International, Inc.           9,800      547,575
                                                     833,487

Total Equity Securities (Cost $25,661,555)        32,421,817

TOTAL INVESTMENTS  (Cost $25,661,555) - 96.3%     32,421,817
Other assets and liabilities, net - 3.7%           1,235,888
Net Assets - 100%                                $33,657,705

*Non-income producing
See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Assets and Liabilities
June 30, 1998

Assets
Investments in securities, at value                           $32,421,817
Cash     1,146,983
Receivable for shares purchased                               113,643
Interest and dividends receivable                             4,054
Other assets                                                  195
     Total assets                                             33,686,692

Liabilities
Payable to Calvert Asset Management Company, Inc.             21,433
Payable to Calvert Administrative Services Company            2,649
Payable to Calvert Shareholder Services, Inc.                 795
Accrued expenses and other liabilities                        4,110
     Total liabilities                                        28,987
         Net assets                                           $33,657,705

Net Assets Consist of:
Par value and paid-in capital applicable to 1,045,566
 shares of common stock outstanding; $1
par value, 5,000,000 shares authorized $23,267,184
Undistributed net investment income (loss)                    (72,934)
Accumulated net realized gains (losses) on investments        3,703,193
Net unrealized appreciation (depreciation) on investments     6,760,262

         Net Assets                                           $33,657,705

         Net Asset Value per Share                             $32.19

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Six months Ended June 30, 1998

Net Investment Income
Investment Income
     Interest income                                          $6,998
     Dividend income                                          66,879
         Total investment income                              73,877

Expenses
     Investment advisory fee                                  117,289
     Transfer agency fees and expenses                        4,418
     Directors' fees and expenses                             785
     Administrative fees                                      14,727
     Custodian fees                                           8,040
     Registration fees                                        2,962
     Reports to shareholders                                  4,409
     Professional fees                                        1,931
     Miscellaneous                                            290
         Total expenses                                       154,851
         Fees paid indirectly                                 (8,040)
              Net expenses                                    146,811

         Net Investment Income (Loss)                         (72,934)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                      3,416,111
Change in unrealized appreciation or depreciation             2,142,607

Net Realized and Unrealized Gain
(Loss) on Investments                                         5,558,718

Increase (Decrease) in Net Assets
Resulting From Operations                                     $5,485,784


See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

                                            six months ended  Year ended
                                            June 30,          December 31,
Increase (Decrease) in Net Assets           1998              1997
Operations
     Net investment income (loss)           $(72,934)         $(37,729)
     Net realized gain (loss)               3,416,111         3,036,419
     Change in unrealized appreciation
or depreciation                             2,142,607         1,705,146

Increase (Decrease) in Net Assets
Resulting From Operations                   5,485,784         4,703,836

Distributions to shareholders from
     Net realized gain on investments       -                 (2,706,962)
         Total distributions                -                 (2,706,962)

Capital share transactions
     Shares sold                            7,568,738         9,334,843
     Reinvestment of distributions          -                 2,706,962
     Shares redeemed                        (5,513,327)       (7,826,492)
         Total capital share transactions   2,055,411         4,215,313

Total Increase (Decrease)
 in Net Assets                              7,541,195         6,212,187

Net Assets
Beginning of period                         26,116,510        19,904,323
End of period (including undistributed
net investment income (loss) of $(72,934)
and $0, respectively)                       $33,657,705       $26,116,510

Capital Share Activity
Shares sold                                 247,188           353,300
Reinvestment of distributions               -                 101,575
Shares redeemed                             (182,506)         (301,674)
     Total capital share activity           64,682            153,201

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (formerly, Calvert Responsibly Invested Capital Accumulation Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets. The Portfolio pays a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the S&P Mid-Cap 400 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $12,370,536 and $11,274,997, respectively.

The cost of investments owned at June 30, 1998, was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $6,760,262, of which $7,590,940 related to appreciated securities and $830,678 related ~to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.

Mid Cap Growth Portfolio
Financial Highlights

     Periods Ended
                                          June 30,        Dec.  31,    Dec. 31,
                                          1998            1997         1996
Net asset value, beginning                  $26.63        $24.05       $22.42
Income from investment operations
     Net investment income                  (.07)         (.04)        (.12)
     Net realized and unrealized
 gain (loss)                                5.63          5.70         1.79
         Total from investment operations   5.56          5.66         1.67
Distributions from
     Net investment income                  -             -            -
     Net realized gains                     -             (3.08)       (.04)
         Total distributions                -             (3.08)       (.04)
Total increase (decrease)
 in net asset value                         5.56          2.58         1.63
Net asset value, ending                     $32.19        $26.63       $24.05

Total return                                20.88%        23.53%       7.44%
Ratios to average net assets:
     Net investment income                  (.50%)(a)     (.17%)       (.60%)
     Total expenses  +                      1.05%(a)      1.04%        1.33%
     Net expenses                           1.00%(a)      .96%         1.00%
     Expenses reimbursed                    -             -            -
Portfolio turnover *                        39%           96%          124%
Average commission rate paid                $.0506        $.0516       $.0563
Net assets, ending (in thousands)           $33,658       $26,117      $19,904
Number of shares outstanding,
     ending (in thousands)                  1,046         981          828

     Years Ended
                                          Dec. 31,        Dec. 31,     Dec. 31,
                                          1995            1994         1993
Net asset value, beginning                  $16.97        $18.95       $17.87
Income from investment operations
     Net investment income                  (.15)         .10          .08
     Net realized and unrealized
 gain (loss)                                6.85          (1.98)       1.27
         Total from investment operations   6.70          (1.88)       1.35
Distributions from
     Net investment income                  (.01)         (.10)        (.08)
     Net realized gains                     (1.24)        -            (.19)
         Total distributions                (1.25)        (.10)        (.27)
Total increase (decrease)
 in net asset value                         5.45          (1.98)        1.08
Net asset value, ending                     $22.42        $16.97       $18.95

Total return                                39.46%        (9.92%)      7.56%
Ratios to average net assets:
     Net investment income                  (.84%)        .68%         .66%
     Total expenses  +                      1.56%         NA           NA
     Net expenses                           1.25%         .79%         .80%
     Expenses reimbursed                    .10%          -            -
Portfolio turnover                          135%          79%          26%
Net assets, ending (in thousands)           $8,935        $5,689       $4,986
Number of shares outstanding,
     ending (in thousands)                  398           335          263


(b)   Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

* Portfolio turnover excludes transactions in connection with the February 1996 merger of CRI Equity Portfolio.

NA Disclosure not applicable to prior periods.

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL INTERNATIONAL EQUITY PORTFOLIO
MANAGED BY MURRAY JOHNSTONE INTERNATIONAL, LTD.

Dear Investor:

Events in Asia continued to play a leading role in international stock market performance. A number of these markets began to recover in the first quarter only to have gains wiped away in the second quarter when growth estimates were revised downward, the yen weakened further as the Japanese economy slipped into recession, protests flared in Indonesia and investors became fearful that weakness in Japan would trigger further currency devaluation throughout the region. Economies were more resilient in Europe, with growth picking up in Germany and France. This reflected optimism over the continued progress of the European Union.

Inflation remained under control in all areas with the exception of the UK, where wage increases and retail sales exerted upward pressure on prices. Elsewhere, pricing pressure is weak or non-existent due to muted demand and/or competition from imports.

Performance and Strategy

Strongest returns tended to come from selections in Europe. Performance here was driven by merger and acquisition activity in the financial and other sectors. The Portfolio realized good gains from Volkswagen, which announced the acquisition of Rolls Royce in the UK, and Allied Irish Banks. The Dutch specialty chemicals group UCB was up 57% during the period. Banque Nationale de Paris was up 53%. The French retailer Pinault Printemps continued the trend with a 56% rise.


Line graph here showing comparison of change in value of a hypothetical $10,000 investment from 7/1/92 to 6/30/98.

Social International Equity Portfolio       $20,746
MSCI EAFE Index GD                          $$19,744

Average Annual Return
(period ended 6.30.98)

One Year                   15.09%
Five Year                  15.41%
Since Inception            12.92%

* Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.


Some of the medium-sized companies continued to perform very well, including the UK's Misys, a software house servicing the financial sector; and FirstGroup, the bus operator. Both have grown substantially in terms of market capitalization.

The Portfolio's weakest returns were concentrated in Asia and Latin America, as the collapse of the Asian markets spilled over to all emerging markets and stocks were sold without regard to their fundamentals. Positions in South Africa were also negative for performance. This market suffered from higher interest rates and speculative bets against the rand that triggered massive currency depreciation.

Geographic Diversification

Murray Johnstone International continued its strategy of reducing exposure to Southeast Asia and favored instead opportunities in Europe. This approach was positive for performance.

By the end of the period, exposure to the weaker Asian markets was less than 2%, a position comprised entirely of investments in Singapore. Investments in Hong Kong, Australia and New Zealand were eliminated. The Portfolio began this reporting period with below-index exposure to Japan, and managers further reduced holdings during the second quarter, prior to the sell-off. They added back positions in Japan before a rebound in late June and captured much of the rise. Relative to the index, the Portfolio remains underexposed to Japan.

Murray Johnstone decided to hold on to positions in Latin America and South Africa. The stocks in these markets were purchased for their reasonable valuations and strong growth prospects, and the manager's investment opinion remains favorable.

Outlook

The current low inflation and low interest rate conditions are likely to continue. This is a positive background for markets. The recession in Asia and general price weakness will likely create concerns for corporate profits further out and this will be the main issue for markets, especially those with high expectations factored in.

The Portfolio is structured to benefit from the continuing strength in Europe. Increased exposure to Japan should benefit us later this year, when we expect stability to return to the region. We are also optimistic about our Latin American holdings. There were encouraging signs from the Latin American markets in early July, and the region looks set for better returns in the second half of the year.

We appreciate your investment and trust in Calvert Group's ability to help you meet your financial goals.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

July 21, 1998


Calvert Social International Equity Portfolio of Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

International Equity Portfolio
Portfolio of Investments
June 30, 1998

Equity Securities - 93.6%                 Shares     Value
Argentina - 1.4%
Banco Frances Del Rio La Plata, ADR       10,000     $229,375
                                                     229,375

Belgium - 3.3%
Fortis AG                                 1,052      268,728
UCB                                       55285,500
                                                     554,228

Brazil - 1.8%
Unibanco Uniao de Barncos                 10,000     295,000
                                                     295,000

Chile - 1.2%
Compania de Telecom de Chile, ADR         10,000     203,125
Compania de Telecom de Chile,
 ADR (rights) *                           633        0
                                                     203,125

France - 13.7%
AXA-UAP                                   1,611      181,200
Banque Nationale de Paris                 6,537      534,144
Cap Gemini                                4,232      665,001
Legrand                                   889        235,275
Pinault Printemps                         462        386,675
ST Microelectronics *                     4,300      304,770
                                                     2,307,065

Germany - 8.7%
Allianz                                   930        310,180
Allianz *                                 278,930
Commerzbank                               7,620      290,274
Douglas Holdings                          6,790      361,817
Linde                                     210        144,390
Volkswagen                                331        319,905
Winkler Duennebier *                      700        31,440
                                                     1,466,936

Ireland - 1.4%
Allied Irish Banks                        16,685     242,373
                                                     242,373

Italy - 4.0%
Credito Italiano                          89,034     466,279
Telecom Italia Mobile                     32,320     197,731
                                                     664,010

Equity Securities (Cont'd)                Shares     Value
Japan - 14.7%
Fanuc                                     5,500      $190,931
Fuji Machine Manufacturing                7,000      186,302
Fuji Photo Film Co.                       5,000      174,658
Fujitsu                                   17,000     179,504
Gunze Limited                             63,000     143,614
Marudai Food Co.                          82,000     190,960
Matsushita Comm                           8,000      211,759
Nippon Tel & Tel                                     22182,975
Olympus Optical Co.                       19,000     165,719
Sony Corp.                                2,400      207,420
Sumitomo Bank                             22,000     214,797
Sumitomo Electric Industries              21,000     213,083
Yamanouchi Pharmaceutical                 10,000     209,011
                                                     2,470,733

Mexico - 1.5%
Banpais, S.A., ADR *                        10,000   0
Cifra, S.A. de C.V., ADR *                  10,582   154,968
Grupo Industrial Durango, S.A., ADR *       11,000   99,000
                                                     253,968

Netherlands - 8.3%
Elsevier                                  3,377      51,002
ING Groep                                   1,886    123,584
KNP-BT                                    7,870      203,259
KON KPN                                   6,506      250,606
TNT Post Groep *                          6,506      166,431
Vedior                                    3,103      87,760
Vendex                                    3,144      118,320
Ver Ned Uitgevers                         10,550     383,542
                                                     1,384,504

Norway - 2.2%
Christiania Bank                          88,322     369,905
                                                     369,905

Singapore - 1.0%
City Developments                         23,000     64,427
Singapore Press Holdings 15,000           100,593
                                                     165,020

South Africa  - 1.3%
Liberty Life Assoc.                       2,000      38,988
Standard Bank Investment 43,390           185,121
                                                     224,109

Spain - 3.8%
Banco Santander                           6,148      157,358
Superdiplo *                              2,284      49,448
Telefonica de Espana                      9,466      437,652
                                                     644,458

Equity Securities  (Cont'd)               Shares     Value

Switzerland  - 8.0%
Credit Suisse Group                       1,706      $380,225
Sulzer                                    328        259,272
Zurich Versicherungs                      1,104      705,720
                                                     1,345,217

United Kingdom - 16.0%
Anglian Group                             22,700     94,755
Anglian Water                             9,900      138,852
Arcadia Group                             9,687      64,697
Bank of Scotland                          12,000     134,444
Barclays                                  6,900      199,082
Beazer Group                              18,800     58,072
Bellway                                   11,000     56,202
BPB                                       15,300     92,810
Cadbury Schweppes                         11,800     182,740
Devro International                       10,300     86,591
FirstGroup                                18,500     126,955
Halifax                                   13,550     176,018
Johnson Matthey                           9,600      86,237
Kingfisher                                9,100      146,625
London International Group                22,600     79,055
Mayflower Corp.                           21,600     71,410
Misys                                     2,500      142,133
Norwich Union                             19,900     144,537
Safeway                                   18,400     120,586
SIG                                       12,100     45,659
Smithline Beecham                         13,700     167,330
Somerfield                                14,700     94,006
Unigate                                   13,600     150,326
Wolseley                                  3,452      20,288
                                                     2,679,410

United States - 1.3%
Global Telesystems Group, Inc. *          4,500      219,375
                                                     219,375

Total Equity Securities (Cost $12,792,045)           15,718,811

                                            Principal
Time Deposits - 3.1%                        Amount

State Street Bank, London, 5.38%,
7/1/98                                    $511,945   511,945

Total Time Deposit (Cost $511,945)                   511,945

TOTAL INVESTMENTS (Cost $13,303,990) - 96.7%
16,230,756
Other assets and liabilities, net - 3.3%             546,870
Net Assets - 100%                                    $16,777,626

*Non-income producing
See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

June 30, 1998

Assets
Investments in securities, at value                  $16,230,756
Cash                                                 948,212
Receivable for securities sold                       728,889
Interest and dividends receivable                    47,914
Other assets                                         6,479
         Total assets                                17,962,250

Liabilities
Payable for securities purchased                     1,144,782
Payable to Calvert Asset Management
Company, Inc.                                        25,497
Payable to Calvert Administrative
 Services Company                                    1,387
Payable to Calvert Shareholder Services, Inc.        416
Accrued expenses and other liabilities               12,542
         Total liabilities                           1,184,624
                  Net assets                         $16,777,626

Net Assets Consist of:
Par value and paid-in capital applicable to
757,950 shares of common stock outstanding;
 $1 par value, 5,000,000 shares authorized           $12,957,356
Undistributed net investment income (loss)           103,471
Accumulated net realized gain (loss) on investments
 and foreign currencies                              802,405
Net unrealized appreciation (depreciation)
 on investments and foreign currencies and
assets and liabilities in foreign currencies         2,914,394

                  Net Assets                         $16,777,626

                  Net Asset Value per Share          $22.14


See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998

Net Investment Income
Investment Income
         Interest income                             $14,265
         Dividend income
 (net of foreign taxes of $28,334)                   199,814
                  Total investment income            214,079

Expenses
         Investment advisory fee                     81,358
         Transfer agency fees and expenses           2,441
         Directors' fees and expenses                399
         Administrative fees                         20,000
         Custodian fees                              41,172
         Registration fees                           1,784
         Reports to shareholders                     2,506
         Professional fees                           851
         Miscellaneous                               183
         Reimbursement from Advisor                 (11,864)
                  Total expenses                     138,830
                  Fees paid indirectly               (8,738)
                           Net expenses              130,092

         Net Investment Income (Loss)                83,987

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
         Investments                                 640,236
         Foreign currencies                          (20,653)
                                                     619,583
Change in unrealized appreciation or
depreciation on:
    Investments and foreign currencies               1,620,935
    Assets and liabilities in
foreign currencies                                   (8,170)
                                                     1,612,765

Net Realized and Unrealized Gain
(Loss) on Investments                                2,232,348

Increase (Decrease) in Net Assets
Resulting From Operations                           $2,316,335


See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                            Six months ended  Year ended
                                            June 30,          December 31,
Increase (Decrease) in Net Assets           1998              1997
Operations
     Net investment income                  $83,987           $125,995
     Net realized gain (loss)               619,583           1,406,885
     Change in unrealized appreciation
or depreciation                             1,612,765         157,301

Increase (Decrease) in Net Assets
Resulting From Operations                   2,316,335         1,690,181

Distributions to shareholders from
     Net investment income                   -                (138,622)
     Net realized gain on investments        -                (1,299,097)
         Total distributions                 -                (1,437,719)

Capital share transactions
     Shares sold                            1,474,215         3,776,933
     Reinvestment of distributions           -                1,437,719
     Shares redeemed                        (1,463,009)       (5,043,846)
         Total capital share transactions   11,206            170,806

Total Increase (Decrease)
in Net Assets                               2,327,541         423,268

Net Assets
Beginning of period                         14,450,085        14,026,817
End of period (including undistributed
net investment income of $103,471
and $19,484, respectively)                  $16,777,626       $14,450,085

Capital Share Activity
Shares sold                                 68,564            182,411
Reinvestment of distributions                -                75,550
Shares redeemed                             (67,225)          (249,795)
     Total capital share activity           1,339             8,166


See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social International Equity Portfolio (formerly, Calvert Responsibly Invested Global Equity Portfolio) (the"Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the"Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current US dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in ~US dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into US dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated investments and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the"Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of the greater ~of $40,000 or .10% of the Portfolio's annual average daily net assets. The Advisor voluntarily reimbursed the Portfolio $11,864 for administrative service fees.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $7,501,863 and $8,035,934, respectively.

The cost of investments owned at June 30, 1998, was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated ~$2,926,766, of which $3,745,616 related to appreciated investments and ~$818,850 related to depreciated investments.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.

INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

     Periods Ended
                                          June 30,        Dec. 31,     Dec. 31,
                                          1998            1997         1996
Net asset value, beginning                  $19.10        $18.74       $17.15
Income from investment operations
     Net investment income                  .11           .19          .17
     Net realized and unrealized
gain (loss)                                 2.93          2.28         2.40
         Total from investment operations   3.04          2.47         2.57
Distributions from
     Net investment income                   -            (.20)        (.14)
     Net realized gains                      -            (1.91)       (.84)
         Total distributions                 -            (2.11)       (.98)
Total increase (decrease)
 in net asset value                          3.04          .36          1.59
Net asset value, ending                     $22.14        $19.10       $18.74

Total return                                15.92%        13.23%       14.99%
Ratios to average net assets:
     Net investment income                  1.03% (a)     .85%         1.02%
     Total expenses +                       1.71%(a)      1.56%        1.59%
     Net expenses                           1.60%(a)      1.17%        1.18%
     Expenses reimbursed                    .15%(a)       .17%         .23%
Portfolio turnover                          49%           35%          85%
Average commission rate paid                $.0273        $.0399       $.0352
Net assets, ending (in thousands)           $16,778       $14,450      $14,027
Number of shares outstanding,
     ending (in thousands)                  758           757          748

     Years Ended
                                          Dec. 31,        Dec. 31,     Dec. 31,
                                          1995            1994         1993
Net asset value, beginning                  $15.89        $17.72       $14.57
Income from investment operations
     Net investment income                  .27           .11          .11
     Net realized and unrealized
gain (loss)                                 1.69          (.49)        4.07
         Total from investment operations   1.96          (.38)        4.18
Distributions from
     Net investment income                  (.25)         (.13)        (.08)
     Net realized gains                     (.45)         (1.32)       (.95)
         Total distributions                (.70)         (1.45)       (1.03)
Total increase (decrease)
 in net asset value                         1.26          (1.83)        3.15
Net asset value, ending                     $17.15        $15.89       $17.72

Total return                                12.35%        (2.13%)      29.72%
Ratios to average net assets:
     Net investment income                  1.48%         .59%         1.00%
     Total expenses +                       1.51%         NA           NA
     Net expenses                           1.12%         1.24%        .94%
     Expenses reimbursed                    .39%          .29%         .10%
Portfolio turnover                          90%           84%          64%
Net assets, ending (in thousands)           $9,831        $7,765       $4,529
Number of shares outstanding,
     ending (in thousands)                  573           489          256


(a)   Annualized.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
NA Disclosure not applicable to prior periods.

CALVERT VARIABLE SERIES, INC.
CALVERT SOCIAL BALANCED PORTFOLIO

Dear Investor:

A background of continued low interest rates and benign levels of inflation supported a continued stock market advance, although investors had to tolerate considerably more volatility. In general, US stocks charged ahead in the first quarter then took a breather in the second quarter. The Standard & Poor's 500 Stock Index posted a year to date return of 17.72%, with 13.94% of the advance earned in the first quarter.

Bond yields trended lower pushing prices higher. The rally in the bond market was supported by low inflation and expectations that the Federal Reserve would maintain its neutral monetary policy and not take steps to raise interest rates.

Performance and Strategy

Equity Investments - Managed by NCM Capital Management, Inc.
The Asian financial crisis has had an immense impact on certain economic sectors, including basic materials, capital goods and technology. As a result, your fund managers took steps to reduce exposure to the basic materials and capital goods sectors. They continue to maintain fairly aggressive exposure to technology stocks, but selections tended to be in the computer software and networking industries, businesses that are not as closely linked as other technology plays to developments in Asia.

Line graph here showing comparison of change in value of a hypothetical $10,000 investment from 7/1/88 to 6/30/98.

Social Balanced Portfolio                   $32,286
S & P 500 Index Monthly Reinvested          $54,787
Lehman Aggregate Bond Index TR              $23,820

Average Annual Return
(period ended 6.30.98)

One Year                   19.70%
Five Year                  14.31%
Ten Year                   12.43%
Since Inception            11.61%

* Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

New subadvisors assumed management of the Portfolio effective February 1995.

Within your portfolio, the communication services and health care sectors led performance. MCI Communications, Century Telephone, Watson Pharmaceutical, Twinlab Corp and Schering Plough all contributed strong gains. In general, energy, basic materials and utilities stocks turned in poor returns. Fixed-Income Investments - Managed by Calvert Asset Management Company, Inc. Bond yields declined pushing prices higher, but there was significant performance disparity among sectors. Treasury securities were the primary beneficiaries as currency devaluation and market gyrations in Asia sparked a "flight-to-quality." The very strong demand for Treasuries caused yields on these securities to fall further than those on corporate bonds.

An abundant supply of corporate bonds also contributed to Treasuries' outperformance. Corporations took advantage of the historically low interest rate environment to issue record levels of debt securities. While not high, the yields on these issues needed to be attractive enough to lure investors.

Given this environment, we were pleased the fixed-income portion of the Portfolio only marginally trailed the Lehman Aggregate Index, a benchmark that invests mainly in government and government-agency issues.

Outlook

We expect volatility in the stock market to intensify as second quarter profits are released. A number of large multi-national firms have been hurt by dwindling demand, increased inventories, weak commodity prices and a strong dollar. Consequently, earnings estimates have been revised downwards to more realistic levels.

However, the market looks to have a solid foundation. Profitability for U.S.-based companies should continue to hold up well. Consumer spending remains strong, and inflation looks to be under control. While there are some signs of rising wage pressures in the service sector, continued productivity improvements should help to offset them.

We expect the Federal Reserve will hold tight on the interest rate front. Fed chairman ~Alan Greenspan is not likely to send world financial markets into a tailspin by tightening US monetary policy. This bodes well for stocks in the financial sector and other interest-rate sensitive groups and should contribute to continued good performance from the bond market.

Thank you for your investment with Calvert Group.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

July 21, 1998



Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Managed Growth Portfolio. Performance of the two funds will differ.

BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 1998

Equity Securities - 54.5%                 Shares              Value
Air Freight - 0.5%
FDX Corp. *                               22,000              $1,380,500
                                                              1,380,500

Auto / Truck - Equipment - 0.6%
Lear Corp. *                              30,800              1,580,425
                                                              1,580,425

Banks - Major Regional - 2.8%
Banc One Corp.                            50,380              2,811,834
BankBoston Corp.                          64,830              3,606,169
PNC Bank Corp.                            24,800              1,334,550
                                                              7,752,553

Banks - Money Center - 1.2%
NationsBank Corp.                         41,800              3,197,700
                                                              3,197,700

Chemicals - 0.5%
Praxair, Inc.                             29,900              1,399,694
                                                              1,399,694

Communications Equipment - 0.8%
Ericsson (L. M.) Telephone, Co.,
Class B, ADR                              73,810              2,112,811
                                                              2,112,811

Computer - Hardware - 2.0%
Compaq Computer Corp.                     65,500              1,858,562
Gateway 2000, Inc. *                      39,100              1,979,438
International Business Machines Corp.     13,800              1,584,412
                                                              5,422,412

Computer - Networking - 1.1%
Cisco Systems, Inc. *                     34,400              3,166,950
                                                              3,166,950

Computer - Software - 6.1%
BMC Software, Inc. *                      55,000              2,856,562
HBO & Co.                                 84,000              2,961,000
Microsoft Corp. *                         35,140              3,808,298
Oracle Corp. *                            77,035              1,892,172
Parametric Technology Corp. *             106,700             2,894,238
Symantec Corp. *                          95,200              2,487,100
                                                              16,899,370

Consumer Finance - 2.5%
Countrywide Credit Industries, Inc.         32,300            1,639,225
Umbono Investment Corp. * v               9,212,234           5,204,213
                                                              6,843,438

Equity Securities (Cont'd)                Shares              Value
Distributors - Food and Health - 1.6%
Cardinal Health, Inc.                     26,200              $2,456,250
Sysco Corp.                               77,000              1,973,125
                                                              4,429,375

Electronic Companies - 0.8%
Cinergy Corp.                             65,900              2,306,500
                                                              2,306,500

Electronics - Semiconductors - 0.6%
Intel Corp.                               22,800              1,690,050
                                                              1,690,050

Financial - Diversified - 3.2%
Federal National Mortgage Assn.           44,900              2,727,675
MGIC Investment Corp.                     42,500              2,425,156
SunAmerica, Inc.                          61,950              3,558,253
                                                              8,711,084

Foods - 1.1%
Hershey Foods Corp.                       43,100              2,973,900
                                                              2,973,900

Health Care - Long Term Care - 1.0%
Healthsouth Corp. *                       103,800             2,770,162
                                                              2,770,162

Health Care - Medical Products and
 Supplies - 0.8%
Guidant Corp.                             29,400              2,096,588
                                                              2,096,588

Health Care - Pharmaceutical
and Drugs - 4.2%
Merck & Co., Inc.                         25,700              3,437,375
Schering Plough Corp.                     39,600              3,628,350
Twinlab Corp. *                           41,400              1,808,662
Watson Pharmaceuticals, Inc. *              56,400            2,633,175
                                                              11,507,562

Household Produces - Non-Durable - 2.5%
Colgate Palmolive Co.                     19,100              1,680,800
Dial Corp.                                113,200             2,936,125
Fort James Corp.                          53,650              2,387,425
                                                              7,004,350

Housewares  - 0.9%
Newell Co.                                49,000              2,440,812
                                                              2,440,812

Insurance -  Life and Health - 1.0%
Conseco, Inc.                             60,700              2,837,725
                                                              2,837,725

Insurance - Multi-Line  - 0.9%
American International Group, Inc.        17,625              2,573,250
                                                              2,573,250

Equity Securities (Cont'd)                Shares              Value
Manufacturing  - Diversified - 1.3%
Tyco International, Ltd.                  56,400              $3,553,200
                                                              3,553,200

Motorcycles - 0.7%
Harley Davidson, Inc.                     47,400              1,836,750
                                                              1,836,750

Natural Gas - 0.5%
MCN Energy Group, Inc.                    53,400              1,328,325
                                                              1,328,325

Oil and Gas - Drilling and Equipment - 1.1%
Baker Hughes, Inc.                        85,700              2,962,006
                                                              2,962,006

Personal Care - 1.1%
Gillette Co.                                55,400            3,140,488
                                                              3,140,488

Power Producers - 0.5%
CalEnergy Co., Inc. *                     49,000              1,473,062
                                                              1,473,062

Printing -  0.8%
Donnelley (R. R.) & Sons, Co.               49,500            2,264,625
                                                              2,264,625

Publishing - Newspapers -  0.7%
New York Times Co., Class A                 23,600            1,870,300
                                                              1,870,300

Real Estate Investment Trust -  0.6%
Highwoods Properties, Inc.,
 Preferred, Series A                      1,500               1,587,330
                                                              1,587,330

Retail - Building Supplies -  0.8%
Home Depot, Inc.                          25,520              2,119,755
                                                              2,119,755

Retail - Department Stores -  0.5%
Dayton Hudson Corp.                       31,000              1,503,500
                                                              1,503,500

Retail - Drug Stores -  0.9%
CVS Corp.                                 62,400              2,429,700
                                                              2,429,700

Retail - Food Chains -  1.2%
Safeway, Inc. *                           83,300              3,389,269
                                                              3,389,269

Retail - Specialty - 0.9%
OfficeMax, Inc. *                         143,000             2,359,500
                                                              2,359,500

Equity Securities (Cont'd)                Shares              Value
Services - Advertising and
Marketing - 1.6%
Cognizant Corp.                           28,000              $1,764,000
Omnicom Group                             57,800              2,882,775
                                                              4,646,775

Services - Commercial and
 Consumer - 0.6%
Block (H & R), Inc.                       37,600              1,583,900
                                                              1,583,900

Telephone - 3.1%
Century Telephone Enterprises, Inc.       74,497              3,417,550
MCI Communications Corp.                  51,000              2,964,375
SBC Communications, Inc.                  53,640              2,145,600
                                                              8,527,525

Textiles - Apparel - 0.9%
Jones Apparel Group, Inc. *               68,200              2,493,562
                                                              2,493,562

Total Equity Securities (Cost $114,553,955)                   150,166,783

                                          Principal
Corporate Obligations - 38.2%             Amount
Advanta Corp., 6.785%, 7/27/98            $1,000,000          997,780
AGL Capital Trust, 8.17%, 6/1/37          1,000,000           1,067,890
Allmerica Financial Corp., 7.625%,
10/15/25                                  2,700,000           2,966,517
AMR Corp., 9.82%, 3/7/01                  25,000              27,094
Atlantic Mutual Insurance Co.,
8.15%, 2/15/28                            1,000,000           1,031,610
Block Financial Corp., 6.75%, 11/1/04     1,500,000           1,532,265
BNP US Funding, LLC,  7.738%,
12/31/49                                  2,000,000           2,012,782
Capital One Bank, 6.26%, 5/7/01           3,500,000           3,501,365
Chase Credit Card Master Trust,
 6.30%, 4/15/06                           3,000,000           3,024,690
Chemical Bank New York Trust,
7.25%, 9/15/02                            1,000,000           1,042,670
Computer Associates International,
Inc., 6.25%, 4/15/03                      4,500,000           4,477,275
Conseco, Inc., 6.40%, 6/15/01             6,000,000           5,998,914
Conseco, Inc., 6.80%, 6/15/05             2,000,000           2,001,172
Continental Valorem Corp.
VRDN, 6.10%, 6/1/13,
LOC: Tokai Bank Ltd. +                    700,000             700,000
Den Danske Bank, 6.375%, 6/15/08          3,000,000           3,007,503
Dime Capital Trust I, 9.33%, 5/6/27       3,275,000           3,732,780
Dresdner Bank, 7.25%, 9/15/15             4,000,000           4,250,760
First Data Corp., 6.75%, 7/15/05          1,000,000           1,034,080
Fugi JGB Investment, LLC,  9.87%,
12/31/49                                  4,000,000           3,515,000
Goldman Sachs Group, 6.625%,
12/1/04                                   2,000,000           2,038,760
Goldman Sachs Group, 7.875%,
1/15/03                                   1,000,000           1,062,791
Homeside Lending, Inc., 6.86%, 7/2/01     2,000,000           2,036,120
International Lease Finance Corp.
, 6.64%, 2/1/00                           1,000,000           1,011,230
Interpool, Inc., 6.625%, 3/1/03           2,000,000           1,894,660
Mark IV Industries, Inc., 7.50%, 9/1/07   2,000,000           2,014,320
MCI Communications Corp.,
6.125%, 4/15/12                           1,500,000           1,496,895
McKesson Corp., 6.30%, 3/1/05             2,500,000           2,505,425
MCN Investment Corp., 6.30%, 4/2/11       2,000,000           2,007,718
MCN Investment Corp., 6.35%, 4/2/12       1,000,000           1,005,148
Medpartners, Inc., 6.875%, 9/1/00         4,000,000           3,752,000

                                          Principal
Corporate Obligations (Cont'd)            Amount              Value

Merita Bank Ltd., 7.15%, 12/29/49         $4,500,000          $4,590,189
Meyer Fred, Inc., 7.375%, 3/1/05          3,500,000           3,521,000
Onbank Capital Trust I, 9.25%, 2/1/27     1,500,000           1,743,150
Paine Webber Group, Inc., 6.55%,
4/15/08                                   2,000,000           2,003,720
Paine Webber Group, Inc., 7.00%,
3/1/00                                    3,000,000           3,042,060
San Mateo, CA Redevelopment
 Agency, 7.125%, 8/1/08                   3,585,000          3,680,433
Security Benefit Life Co., 8.75%,
5/15/16                                   2,000,000           2,337,518
Skandinaviska Enskilda Banken,
 8.125%, 9/6/49                           2,500,000           2,722,568
Socgen Real Estate Co., LLC, 7.64%,
 12/29/49                                 2,000,000           1,957,500
Sovereign Bancorp, Inc., 6.75%, 9/1/00    1,250,000           1,249,075
Sun Life CDA US Trust l, 8.526%,
5/29/49                                   4,000,000           4,469,880
Tyco International Group, 6.125%,
 6/15/01                                  2,000,000           2,000,620
United Utilities, 6.45%, 4/1/08           1,000,000           996,850
Xerox Capital Trust I, 8.00%, 2/1/27      2,750,000           2,961,420
Zurich Capital Trust, 8.376%, 6/1/37      1,000,000           1,108,420

Total Corporate Obligations
 (Cost $104,945,040)                                          105,131,617

Repurchase Agreements - 6.0%
State Street Bank: 5.25%, dated 6/30/98,
 due 7/1/98
(Collateral: $17,444,100, FHLBB,
7.18%, 8/14/07)                           16,500,000          16,500,000

Total Repurchase Agreements
 (Cost $16,500,000)                                           16,500,000

Municipal Obligations - 0.7%
Maryland State Economic Development
Corp., 8.00%, 10/1/05                     1,000,000           1,037,230
Maryland State Economic
 Development Corp., 8.625%, 10/1/19         750,000           886,395

Total Municipal Obligations (Cost $1,750,000)                 1,923,625

U.S. Government Agencies
and Instrumentalites - 0.3%
WNH Ltd. Partnership, 9.40%, 10/1/99        705,000           735,999

Total U.S. Government Agencies and
Instrumentalities  (Cost $716,446)                            735,999

Other Debt - 0.2%
Chickasaw Nation, Oklahoma,
10.00%, 8/1/03 #                          1,000,000           600,000

Total Other Debt (Cost $1,000,000)                            600,000

OTAL INVESTMENTS (Cost $239,465,441) - 99.9%
275,058,024
Other assets in excess of liabilities - 0.1%
326,860
Net Assets - 100%                                         $275,384,884


+ Optional tender features give these securities a shorter effective maturity date.
*  Non-income producing.
# This security is in default an was valued by the Board of Directors.  See
Note A.
- See note B.

explanation of Guarantees:
LOC: Letter of Credit
TOA: Tender Option Agreement
BPA: Bond-Purchase Agreement

Abbreviations:
VRDN: Variable Rate Demand Note

See notes to financial statements.

BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998


Assets
Investments in securities, at value                  $275,058,024
Cash                                                 449,456
Receivable for securities sold                       18,264,965
Interest and dividends receivable                    1,799,884
Other assets                                         1,670
Total assets                                         295,573,999

Liabilities
Payable for securities purchased                   19,921,539
Payable to Calvert Asset Management
Company, Inc.                                      170,723
Payable to Calvert Shareholder Services, Inc.        6,673
Accrued expenses and other liabilities               90,180
Total liabilities                                  20,189,115
Net assets                                         $275,384,884

Net Assets Consist of:Par value and paid-
in capital applicable to 126,121,020 shares
 of common stock outstanding; $1 par value,
275,000,000 shares authorized                      $215,966,203
Undistributed net investmen
t income (loss) 3,729,959
Accumulated net realized gains (losses)
on investments and foreign currencies                20,155,013
Net unrealized appreciation (depreciation)
on investments and  foreign currencies and
assets and liabilities in foreign currencies         35,533,709

Net Assets                                         $275,384,884

Net Asset Value per Share                          $2.183


See notes to financial statements.

Balanced Portfolio
Statement of Operations
six months Ended June 30, 1998

Net Investment Income
Investment Income
Interest income                                    $3,716,003
Dividend income
 (net of foreign taxes of $3,086)                    627,173
Total investment income                            4,343,176

Expenses
Investment advisory fee                            877,054
Transfer agency fees and expenses                  37,588
Directors' fees and expenses                       7,114
Custodian fees                                     36,028
Registration fees                                  25,953
Reports to shareholders                            139,697
Professional fees                                  19,348
Miscellaneous                                      13,103
Total expenses                                     1,155,885
Fees paid indirectly                               (27,344)
Net expenses                                       1,128,541

Net Investment Income                              3,214,635

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
Investments                                        19,039,424
Foreign currencies                                 (51)
                                                   19,039,373

Change in unrealized appreciation or
 depreciation on:
Investments and foreign currencies                   1,926,959
Assets and liabilities in foreign currencies         (50,505)
                                                     1,876,454

Net Realized and Unrealized Gain
(Loss) on Investments                              20,915,827

Increase (Decrease) in Net Assets
Resulting From Operations                          $24,130,462

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

                                            Six months ended  Year ended
                                            June 30,          December 31,
Increase (Decrease) in Net Assets           1998              1997
Operations
     Net investment income                  $3,214,635        $5,135,929
     Net realized gain (loss)               19,039,373        10,577,885
     Change in unrealized
appreciation or depreciation                1,876,454         19,045,338

Increase (Decrease) in Net Assets
Resulting From Operations                   24,130,462        34,759,152

Distributions to shareholders from
     Net investment income                   -                (5,000,858)
     Net realized gain on investments        -                (10,847,850)
         Total distributions                 -                (15,848,708)

Capital share transactions
     Shares sold                            30,755,637        44,260,144
     Reinvestment of distributions           -                15,848,708
     Shares redeemed                        (7,335,190)       (12,658,315)
         Total capital share transactions   23,420,447        47,450,537

Total Increase (Decrease)
in Net Assets                               47,550,909       66,360,981

Net Assets
Beginning of period                         227,833,975       161,472,994
End of period (including undistributed
 net investment income of $3,729,959 and
$515,324, respectively)                     $275,384,884      $227,833,975

Capital Share Activity
Shares sold                                 14,632,008        22,441,316
Reinvestment of distributions                -                7,996,320
Shares redeemed                             (3,477,525)       (6,516,580)
     Total capital share activity           11,154,483        23,921,056

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: Calvert Social Balanced Portfolio (formerly, Calvert Responsibly Invested Balanced Portfolio) (the "Portfolio"), a series of Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

At June 30, 1998, $600,000 or 0.2% of net assets were valued by the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated investments is included with the net realized and unrealized gain or loss on investments. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the"Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. The Portfolio pays a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Umbono Investment Corp., which is an affiliate because the Portfolio owns over 17% of the voting securities, was purchased at a cost of $2,544,511 for 9,212,234 shares.


Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $815,740,885 and $790,003,912, respectively. U.S. government security purchases were $491,765,854 and sales were $491,672,220.

The cost of investments owned at June 30, 1998, was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $35,592,583, of which $39,850,595 related to appreciated securities and $4,258,012 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

                                            Periods Ended
                                          June 30,        Dec. 31,     Dec. 31,
                                          1998            1997         1996
Net asset value, beginning                  $1.982        $1.774       $1.703
Income from investment operations
     Net investment income                  .025          .047         .040
     Net realized and unrealized
gain (loss)                                 .176          .309         .175
         Total from investment operations   .201          .356         .215
Distributions from
     Net investment income                   -            (.047)       (.042)
     Net realized gains                      -            (.101)       (.102)
         Total distributions                 -            (.148)       (.144)
Total increase (decrease)
in net asset value                           .201          .208        .071
Net asset value, ending                     $2.183        $1.982       $1.774

Total return                                10.14%        20.08%       12.62%
Ratios to average net assets:
     Net investment income                  2.57%         2.66%        2.71%
     Total expenses +                       .92%(a)       .80%         .81%
     Net expenses                           .90%(a)       .77%         .78%
Portfolio turnover                          335%          905%         99%
Average commission rate paid                $.0479        $.0500       $.0481
Net assets, ending (in thousands)           $275,385      $227,834     $161,473
Number of shares outstanding,
     ending (in thousands)                  126,121       114,967      91,045

                                            Years Ended
                                          Dec. 31,        Dec. 31,     Dec. 31,
                                          1995            1994         1993
Net asset value, beginning                  $1.440        $1.537       $1.465
Income from investment operations
     Net investment income                  .050          .046         .045
     Net realized and unrealized
gain (loss)                                 .380         (.097)        .072
         Total from investment operations   .430          (.051)       .117
Distributions from
     Net investment income                  (.040)        (.046)       (.045)
     Net realized gains                     (.127)         -            -
         Total distributions                (.167)        (.046)       (.045)
Total increase (decrease)
in net asset value                           .263         (.097)       .072
Net asset value, ending                     $1.703        $1.440       $1.537

Total return                                29.87%        (3.30%)      8.00%
Ratios to average net assets:
     Net investment income                  3.08%         3.39%        3.69%
     Total expenses +                       .83%          NA           NA
     Net expenses                           .81%          .80%         .81%
Portfolio turnover                          163%          43%          14%
Net assets, ending (in thousands)           $110,237      $66,593      $54,000
Number of shares outstanding,
     ending (in thousands)                  64,728        46,244       35,142


(c)   Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* NA Disclosure not applicable to prior periods.